LIMITED PARTNERSHIP AGREEMENT



     THIS AGREEMENT dated as of the 29th day of May 2003

AMONG:

     Avante Security inc., a corporation incorporated under the laws of the Province of Ontario

     ("Avante")

     - and -

     Nafund Inc., a corporation incorporated under the laws of the Province of Ontario

     ("Nafund")

     - and -

     3077118 Nova Scotia IJLC, an unlimited liability company formed under the laws of the Province of Nova Scotia

     ("Synx")

     (collectively, the "Limited Partners" and individually a "Limited Partner")

     -~ and -




     Secure 724 GP Ltd., a corporation incorporated under the laws of the Province of Ontario

     (the "General Partner")



     WHEREAS the General Partner and the Limited Partners have formed a limited partnership under the laws of the Province of Ontario under the name Secure 724 LP by filing and recording the Declaration on May 29, 2003;

     AND WHEREAS the Partnership has been formed for the purpose of carrying on the Partnership Business.

     NOW THEREFORE this Agreement witnesses that in consideration of the mutual covenants and agreements which it contains and for other good and valuable consideration (the sufficiency and receipt of which is acknowledged) the parties agree that:


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                    ARTICLE 1- DEFINITIONS AND INTERPRETATION



1.1 Definitions. In this Agreement, except as otherwise expressly provided, the following words or expressions shall have the following meanings:

     (a)  "Act" means the Limited Partnerships Act (Ontario), as amended.

     (a)  "Affiliate"  mans  an  affiliate  as  defined  in the  Securities  Act
          (Ontario), as     amended.

     (b) "Associate" means an associate as defined in the Securities Act (Ontario), as amended.

     (c) "arm's length" shall have the meanings attributed to such term in the Income Tax Act (Canada), as amended.

     (b) "Cash Available for Distribution" means cash available from the Partnership's business operations and interim investments, after (i) paying the general expenses and current liabilities of the Partnership and (ii) funding the Reserve Account.

     (d) "Capital Contribution" means the aggregate amount contributed to the Partnership by a Partner.

     (e) "Closing Date" means the date on which the Interests are s6ld and a Declaration is filed.

     (f) "Comco License" means the license agreement between the Partnership and Comco Technologies inc. dated the Closing Date.

     (g) "Confidential Information" means non-public material known or used by the Partnership in connection with its business, including all confidential records, all trade secrets concerning the business or affairs of the Partnership, information relating to any product, equipment or machine, information about the Partnership's customers and its markets and marketing plans, information about or relating to the Partnership's potential business ventures, any financial information relating to the Partnership, but does not include information (i) which was known to a Partner prior to its involvement with the Partnership, (ii) which is or becomes generally available to the public and (iii) becomes available to a Partner on a non-confidential basis from a source other than the Partnership.

     (h) "Control" means, with respect to any corporation, the ownership, beneficially and legally, of voting securities in the capital of such corporation, to which are attached more than 50% of the votes that may be cast to elect to directors of such corporation and such votes are sufficient to elect a majority of the directors thereof.

     (i) Declaration" means the declaration of limited partnership, as it may be amended from time to time, filed pursuant to this Agreement and the requirements of the Act.

     (j)  "GAAP" means Canadian generally accepted accounting principles.

     (k) "General Partner" means, at any particular time, the party to this Agreement who has executed the agreement as General Partner and is then holding office as General Partner.

     (1) "interest" means the right, title and interest of a Partner in and to the Partnership at any particular time pursuant to the provisions of this Agreement. (m) "investors" means Nafund and/or Synx.

     (n) "Limited Partner" means, at any particular time, a Person who is shown on the Declaration as a limited partner at such time. (o) "Manager" means Avante Security Inc., a corporation incorporated under the laws of Ontario, and any successor manager under the Services Agreement.

     (p) "Ordinary Resolution" means a resolution approved by all of the Limited Partners, in person or by proxy, at a duly constituted meeting of Partners, or at any adjournment thereof, called in accordance with this Agreement.

     (q)  "Partner" means the General Partner or any Limited Partner.

     (r) "Partnership Debt" means indebtedness that is owed by the Partnership to a Person for advances or loans made by the Person to the Partnership in accordance with the provisions thereof.

     (s) "Partnership" means the limited partnership as constituted and as amended in accordance with this Agreement.

     (t) "Partnership Business" means the business of: (i) developing, modifying, and enhancing the Secure 7/24 Software Programs (as defined in the Purchase Agreement) and the Intellectual Property (also as defined in the Purchase Agreement) relating thereto including with respect to software, code, modules, tools or applications allowing for the interface of such software programs with other products; and (ii) manufacturing, servicing, supporting, selling, distributing and otherwise conveying the products referenced in item (i) above and includes for greater certainty the Comco License.

     (u) "Percentage Interest" means the interest of each of the Partners in the Partnership expressed as the percentage set out in section 6.2, as amended only in accordance with the terms of this agreement.

     (v) "Person" means an individual, sole proprietorship, partnership, unincorporated association, unincorporated organization, unincorporated syndicate, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal or personal representative.

     (w)  "Permitted Transferee" of any Partner means:

          (i) in the case of Avante, a corporation of which Emmanuel Mounouchos is, directly or indirectly, at all times the legal and beneficial owner of shares carrying at least 51% of the issued and outstanding voting rights of such corporation, which votes are sufficient, if exercised, to elect a majority of the board of directors of such corporation; and

          (ii) in the case of an Investor, (A) any Affiliate of Nafund or Nafund Administrators Inc., (B) any Associate of any of the directors or officers of the Persons in (A), (C) any Person to which Nafund Administrators Inc. or its Affiliate provides financial advice,
               (D) Synergx Systems Inc. or any of its Affiliates, or (B) another Investor, provided that for clauses (A) to (B) either Fred Litwin or Mark Litwin is associated or involved in a material capacity with such Permitted Transferee.

     (c) "Purchase Agreement" means an asset purchase agreement dated as of the Closing Date between the Partnership and Avante providing for the acquisition by the Partnership of certain assets from Avante.

     (x) "Promissory Note" means the promissory note(s) issued by the Partnership in connection with loans made to the Partnership in substantially the form set out in Schedule B, such loans to be recourse only to the assets of the Partnership and not to the assets of any of the Partners.

     (y) "Reserve Account" means the account maintained by the Partnership pursuant to section 9.10.

     (z) "Services Agreement" means an agreement to be entered into on or prior to the Closing Date between the Manager and the Partnership pursuant to which the Manager will be responsible for the management of the operations of the Partnership.

     (aa) "Shareholders Agreement" means the shareholders agreement for the General Partner between Pivotal Power Corp., Caldwell Acquisition Group Ltd. and the General Partner dated the Closing Date.

     (bb) "Third Party" in respect of any Person, means any bona fide third party dealing at arm's length with the Person.

     (cc) "Third Party Offer" means a bonafide offer from a Third Party.

     (dd) "Transfer" includes any sale, exchange, assignment, gift, bequest, mortgage, charge, pledge, grant of security interest or other arrangement by which possession, legal title or beneficial ownership, directly or indirectly, passes from one person to another.



1.2 Construction. In this Agreement, except as otherwise expressly provided:

     (a) All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties require and the verb shall be read and construed as agreeing with the required word and pronoun.

     (b) The division of this Agreement into articles and sections and the use of headings is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions.

     (c) When calculating the period to time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference day in calculating such period shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next succeeding business day.

     (d)  All dollar amounts are expressed in Canadian funds.

     (e) Any accounting terms that are not specifically defined shall be construed inaccordance with Canadian generally accepted accounting principles.

                              ARTICLE 2- FORMATION

2.1 Formation. The Partners hereby agree to form the Partnership in accordance with the Act and this Agreement.

2.2 Name. The Partnership shall carry on business under the name Secure 724 LP or such other name as the General Partner may from time to time determine, provided the use of such name conforms to all applicable laws.

2.3 Place of Business. The principal place of business of the Partnership shall be located in the Province of Ontario at 1959 Leslie Street, Toronto. The Partnership may change the location of its principal place of business within the Province of Ontario. The General Partner shall give notice in writing to the Limited Partners of any change in the principal place of business of the Partnership.

2.4 Fiscal Year. The fiscal year of the Partnership shall end on March 31.

                        ARTICLE 3- PERIOD OF PARTNERSHIP


3.1 Commencement. The Partnership shall be formed and its business shall commence with the filing of the initial Declaration.

3.2 Date of Termination. The Partnership shall be dissolved and its affairs wound-up at the time specified in and in accordance with article 12.

3.3 Events Not Causing Dissolution. Subject to the provisions of section 12.1, the Partnership shall not be dissolved or terminated by the addition, resignation, removal, death, mental incapacity, insanity, bankruptcy, insolvency or receivership of any Partner or by the dissolution, liquidation or winding up of any Limited Partner.


                ARTICLE 4- BUSINESS AND POWERS OF THE PARTNERSHIP

4.1 Business. The Partnership shall carry on the Partnership Business and may carry on any business incidental thereto or in furtherance thereof.

4.2 Powers and Restrictions. In connection with carrying on its business, the Partnership shall have the power to do and perform all things necessary for or incidental to or connected therewith, provided, however, except as may be authorized by a Ordinary Resolution, the Partnership shall not at any time engage in any business other than that set out in section 4.1.

4.3 Limited Authority of Limited Partner. No Limited Partner in its capacity as a Limited Partner shall:

     (a) take part in the management or control of the business of the Partnership;

     (b) execute any document which binds or purports to bind the Partnership or any Partner;

     (c) hold itself out as having the power or authority to bind the Partnership or any Partner;

     (d)  undertake  any   obligation  or   responsibility   on  behalf  of  the
          Partnership; or

     (e) bring any action for partition or sale in connection with the property or other assets of the Partnership, whether real or personal, or register or permit any lien or charge in respect of such property.


                               ARTICLE 5- LIABILITY OF PARTNERS

5.1 Limited Partners. The liability of each Limited Partner for the debts, liabilities, obligations and losses of the Partnership is limited to the Capital Contribution of that Limited Partner plus its pro rata share of the undistributed income of the Partnership. Subject to the provisions of the Act, a Limited Partner shall have no further liability or any debts, liabilities, obligations or losses of the Partnership and, other than as provided in this Agreement, shall not be liable for any calls or assessments or further contributions to the Partnership.

5.2 General Partner. The General Partner shall have unlimited liability for all the debts, liabilities, obligations and losses of the Partnership. The General Partner is not liable to the Limited Partners for any of its acts, omissions or errors in judgment, except those resulting from gross negligence, wilful misconduct or disregard of its obligations or breach of its duties under this Agreement.

5.3 Indemnification of General Partner. Provided that the General Partner shall have acted in good faith and within the scope of its authority, the Partnership shall indemnify and hold the General Partner harmless from any loss, damage or expense (including reasonable legal fees) incurred by the General Partner as a result of or arising out of any acts performed or failure or omission to act by the General Partner on behalf of the Partnership or in furtherance of the interests of the Partnership. In no event, however, shall the Partnership be required to indemnify or save the General Partner harmless from any act or omission involving gross negligence, wilful misconduct or disregard of its obligations or breach of its duties under this Agreement.

5.4 Indemnification of Limited Partners. The General Partner shall indemnify and hold harmless each Limited Partner for all costs, damages, liabilities, expenses or losses suffered or incurred by a Limited Partner that result from or arise out of the Limited Partner not having a limit to its limited liability as required by section 5.1, other than any lack of limited liability caused by any act or omission of the Limited Partner.


                      ARTICLE 6- CAPITAL AND ADDITIONAL FINANCING

6.1 Contributions of the Partners. The General Partner has contributed $100 in consideration of its Interest, and shall not be required to make any further capital contributions to the Partnership. The Limited Partners have contributed the following in consideration of their Interests:

----------------------------- -------------------------------------------------
 Name of Limited Partner                        Contribution
----------------------------- -------------------------------------------------
          Avante                 All of the assets transferred pursuant to

                                           the Purchase Agreement
----------------------------- -------------------------------------------------
          Nafund                       $225,000 Capital Contribution
----------------------------- -------------------------------------------------
           Synx                           $25,000 Partnership Debt
----------------------------- -------------------------------------------------

6.2 Percentage luterest. Each Partner's Percentage Interest in the Partnership on the date hereof (following the assignment on the date hereof of one half of Nafund's Percentage Interest to Synx) is as set out opposite its name below:



------------------------ -------------------------------------------------
  Name of Partner                      Percentage Interest
------------------------ -------------------------------------------------
      Avante                                49.999% -
------------------------ -------------------------------------------------
      Nafund                                 24.9995%
------------------------- -------------------------------------------------
       Synx                                  24.9995%
------------------------ -------------------------------------------------
  General Partner                             0.002%
------------------------ -------------------------------------------------




Each Partner's Percentage Interest shall only be amended as provided for in this Agreement or as agreed to in writing by each of the Partners from time to time. For greater certainty, a Limited Partner's Percentage Interest may be amended as a result of additional Capital Contributions made (or not made) pursuant to sections 6.3 or 6.4.

6.3       Subsequent Advances.

     (a)  First Milestones

          (i) Avante shall notify Nafund in writing when the Partnership completes the First Set of Milestones set out in Schedule A attached. If within 15 days of the notice from Avante Nafund agrees that such milestones have been completed, the Investors shall advance or arrange to have advanced $175,000 to the Partnership by way of a Promissory Note and $75,000 by way of Capital Contribution. If Nafund and Avante do not agree that such milestones have been met, either Nafund or Avante shall have the option of submitting the matter, within 30 days of the notice from Avante, to an arbitrator as provided in paragraph (d). If the $250,000 is not advanced within 30 days of Nafund agreeing or the arbitrator determining, as the case may be, that the milestones have been met, the Investors' Percentage Interest shall be reduced from 49.999% to 24.9995% and Avante's Percentage Interest shall be increased from 49.999% to 74.9985%. If the arbitrator determines that the milestones have not been met and the applicable time period set out in Schedule A has passed, paragraphs (a) and (b) of section 6.3 shall be deemed to no longer apply, there shall be no changes to the Percentage Interests under such paragraphs, and Nafund and Avante shall consider alteruative milestones and alternative funding arrangements in connection with a revised business plan for the Partnership, provided that if the applicable time period set out in Schedule A has not passed, Avante shall have the opportunity to complete the First Set of Milestones within such time period and if Avante provides another notice to Nafund under this paragraph prior to the expiration of such time, paragraphs (a) and (b) of section 6.3 shall continue to apply for the purpose of determining the outcome of such second notice.

          (ii) if Avante does not notify Nafund that such milestones have been met within the applicable time period set out in Schedule A, at Nafund's option, either (A) paragraphs (a) and (b) of section 6.3 shall be deemed to no longer apply, there shall be no changes to the Percentage Interests under such paragraphs, and Nafund and Avante shall consider alternative milestones and alternative funding arrangements in connection with a revised business plan for the Partnership, or (B) Nafund shall have the right to submit the matter to an arbitrator as provided in paragraph (d) who shall determine whether such milestones have been met. If, in the case of (B), the arbitrator determines that such milestones have been met, the Investors shall have the right (but not the obligation) to advance the $250,000 to the Partnership, and if the arbitrator determines that such milestones have not been met, paragraphs (a) and (b) of section 6.3 shall be deemed to no longer apply and there shall be no changes to the Percentage Interests under such paragraphs, provided that if the Investors choose not to advance the $250,000 to the Partnership, the Percentage Interests shall be amended in the manner set out in paragraph (a)(i).

     (b)  Second Milestones

          (i) Avante shall notify Nafund in writing when the Partnership completes the Second Set of Milestones set out in Schedule A attached. If within 15 days of the notice from Avante Nafund agrees that such milestones have been completed, the Investors shall advance or arrange to have advancedo $100,000 to the Partnership by way of a Promissory Note and $200,000 by way of additional Capital Contribution, if Nafund and Avante do not agree that such milestones have been met, either Nafund or Avante shall have the option of submitting the matter, within 30 days of the notice from Avante, to an arbitrator as provided in paragraph
               (d). If the $300,000 has not been advanced within 30 days of Nafund agreeing or the arbitrator determining, as the case may be, that the milestones have been met, the Investors' Percentage Interest shall be reduced from 49.999% to 34.999% and Avante's Percentage Interest shall be increased from 49.999% to 64.999%. If the arbitrator determines that the milestones have not been met and the applicable time period set out in Schedule A has passed, paragraph (b) of section 6.3 shall be deemed to no longer apply, there shall be no changes to the Percentage Interests under such paragraph, and b4afund and Avante shall consider alternative milestones and alternative funding arrangements in connection with a revised business plan for the Partnership, provided that if the applicable time period set out in Schedule A has not passed, Avante shall have the opportunity to complete the Second Set of Milestones within such time and if Avante provides another notice to Nafund under this paragraph prior to the expiration of such time, paragraph (b) of section 6.3 shall continue to apply for the purpose of determining the outcome of such second notice.

          (ii) If Avante does not notify Nafund that such milestones have been met within the applicable time period set out in Schedule A, at Nafund's option, either (A) this paragraph (b) shall be deemed to no longer apply, there shall be no changes to the Percentage Interests under such paragraph, and Nafund and Avante shall consider alternative milestones and alternative funding arrangements in connection with a revised business plan for the Partnership, or (B) Nafund shall have the right to submit the matter to an arbitrator as provided in paragraph (d) who shall determine whether such milestones have been met. If, in the case of (B), the arbitrator determines that such milestones have been met, fhe Investors shall have the right (but not the obligation) to advance or arrange to have advanced the $300,000 to the. Partnership, and if the arbitrator determines that such milestones have not been met, paragraph (b) of section 6.3 shall be deemed to no longer apply and there shall be no changes to the Percentage Interests under such paragraph, provided that if the Investors choose not to advance the $300,000, the Percentage Interests shall be amended in the manner set out in paragraph
               (b)(i).

     (c) Nafund and the General Partner agree that if any of the amounts referred to in paragraphs (a) or (b) are not advanced, Nafund and Avante shall consider alternative milestones and alternative funding arrangements in connection with a revised business plan for the Partnership.

     (d) Any dispute that a Partner wishes to submit to arbitration as contemplated in this section 6.3 shall be submitted within 10 days to a single arbitrator mutually agreeable to the parties. In the event that the parties are unable to agree on the selection of an arbitrator within such 10 day period, the dispute shall, within an additional 10 day period thereafter, be submitted to arbitration in Toronto in accordance with the rules then prevailing of the Arbitrations Act (Ontario). The cost of engaging an arbitrator, or of any arbitration proceeding, as the case may be, shall be borne by the Partnership. The final determination of the arbitrator shall be in writing and the parties agree to be bound by such determination without resort to any other legal or equitable remedies or proceedings.

6.4 Subsequent Financings. Any and all amounts in excess of the Partnership's available cash which are required from time to time for the purposes of the business of the Partnership shall be obtained either by way of loans at commercially competitive rates or by additional Capital Contributions. The decision as to whether or not such funds are required, from whom such funds shall be obtained, and the terms and conditions of such financing shall be determined by the General Partner. If the General Partner determines that additional debt or capital (the "Additional Financing") is required, the General Partner shall notify each Limited Partner advising them of the amount of the Additional Financing required and the proposed terms thereof, and each Limited Partner shall have the right to contribute its pro rata (based on their respective Percentage Interest at such time) portion of the Additional Financing at the same price and on the same terms as the Additional Financing is being proposed to be obtained. If any Limited Partner does not, within 30 days of receiving such notice, subscribe for its proportion of the Additional Financing, the other Limited Partners shall have the right to subscribe for some or all of the unsubscribed Additional Financing on a pro rata basis.

6.5 Certificate. Upon request of a Partner, the General Partner shall issue a certificate to the Partner evidencing the Partner's ownership interest in the Partnership in a form signed and approved by the General Partner.


                               ARTICLE 7- ACCOUNTS

7.1 Capital Account. There shall be established for each Partner on the books of account of the Partnership a capital account that shall be credited with each Partner's Capital Contribution which shall not be credited or charged with the net income or loss of the Partnership, nor with distributions made to Partners except distributions to the Partners on final liquidation of the Partnership. Additional capital accounts may also be established as determined by the General Partner.

7.2 Loan Account. There shall be established for each Partner on the books of account of the Partnership a loan account which shall be credited with each Partner's loans or advances made from time to time to the Partnership (other than capital contributions made and specifically designated as such), together with any accrued but unpaid interest thereon. The loan accounts shall be debited for any repayments made by the Partnership of such loans, advances or interest thereon.

7.3 No Right to Withdraw Amounts. No Partner shall have the right to withdraw any amount or receive any distribution from the Partnership, except as expressly provided in this Agreement.


                      ARTICLE 8- ALLOCATIONS AND DISTRIBUTIONS

8.1 Determination and Allocation of Net Income or Loss. The net income or loss of the Partnership for each fiscal year shall be determined by the auditors or accountants of the Partnership in accordance with generally accepted accounting principles and shall be allocated for accounting and tax purposes to the Partners in proportion to the Percentage Interest held by them as of the date on which the allocation is made.

8.2 Determination and Allocation of Cash Available for Distribution. At the end of each fiscal quarter of the Partnership, the General Partner shall determine Cash Available for Distribution. Cash Available for Distribution shall be allocated and distributed in the following order of priority:

     (a) first, to the repayment of any Promissory Notes in accordance with their terms; and

     (b)  second,   to  pay  the  Limited  Partners  the  remaining  balance  in accordance with the Percentage interests held by them as of the date on which the allocation is made.

Allocations made under this section shall be distributed within 10 days of the end of each fiscal quarter.


8.3 Repayment. If the Partnership has paid any Partner an amount in excess of an amount to which he is entitled pursuant to this article, that Partner shall reimburse the Partnership to the extent of the excess without interest within 30 days after notice by the General Partner. The General Partner may set-off and apply any sums otherwise payable to a Partner against amounts due from the Partner, provided that there shall be no right of set-off against a Limited Partner in respect of amounts owed to the Partnership by the predecessor of that Limited Partner.

8.4 Return of Capital Contributions. All Partners shall look solely to the assets of the Partnership for the return of their respective Capital Contributions or any other distributions with respect to their Interests. If the assets remaining after payment or discharge, or provision for payment or discharge, of the debts and liabilities of the Partnership are insufficient to return the Capital Contributions or to make any other distribution to the Partners, no Partner shall have any recourse against the personal assets of any other Partner for that purpose except in respect of the obligations of the General Partner pursuant to section 5.2.


                      ARTICLE 9- MANAGEMENT OF THE PARTNERSHIP

9.1 Representations, Warranties and Covenants of General Partner. The General Partner represents, warrants and covenants to each Limited Partner that, so long as it is the General Partner, it:

     (a) is and will continue to be a corporation duly existing and in good standing;

     (b) is and will continue to be duly registered and qualified to carry on business and has and will continue to have all requisite authority, licences and permits to carry on the business of the Partnership;

     (c) has and will continue to have the capacity and corporate authority to act as the General Partner of the Partnership;

     (d) can fulfill its obligations as General Partner without violating the terms of its constating documents, by-laws, Shareholders Agreement or any agreement to which it is or will be a party or by which it is or will be bound or any law or regulation applicable to it;

     (e) will carry out its powers and authorities as General Partner hereunder and manage and operate the Partnership and the undertaking, property and assets thereof in a reasonable and prudent manner;

     (f) will devote as much time to the conduct of the business of the Partnership as is reasonably required for the prudent management of the business and affairs of the Partnership; and

     (g)  will not  dissolve,  wind-up or  liquidate  its  business  and affairs
          except  with  the  approval  of  the  Limited   Partners  by  Ordinary
          Resolution.


9.2 Management of the General Partner: The business and affairs of the General Partner shall be governed by the terms of the Shareholders Agreement.

9.3 Duties of General Partner. The General Partner shall carry on the business of the Partnership with full power and authority to manage, control, administer and operate the business and affairs of the Partnership and to represent the Partnership. The power of the General Partner to represent the Partnership to third parties is unrestricted and no Person dealing with the Partnership shall be required to enquire into the authority of the General Partner to take any act or proceeding, to make any decision or to execute and deliver any instrument, deed, agreement or document for or on behalf or in the name of the Partnership.

9.4 Powers of General Partner. Subject to the provisions of this Agreement and the Shareholders Agreement, the General Partner has full power and exclusive authority for and on behalf of the Partnership to do all things in furtherance of or incidental to the business of the Partnership or that are provided for in this agreement including entering into the Purchase Agreement and the Comco License.

9.5 Borrowing Power. Without limiting the generality of section 9.4 and subject to section 6.4, the General Partner has full power and exclusive authority for and on behalf of the Partnership to borrow money for the business of the Partnership and, from time to time, without limit as to amount, to draw, make, execute and issue promissory notes, evidences of indebtedness and other negotiable or non-negotiable instruments, secure the payment of the sums so borrowed, mortgage, pledge, charge, assign and hypothecate, or assign in trust all or any part of or any interest in the undertaking, property or assets of the Partnership or assign any money owing or to be owing to the Partnership and to engage in any other means of financing.

9.6 Exercise of Powers and Discharge of Duties. The General Partner shall exercise the powers and discharge the duties of its office honestly, in good faith and in the best interests of the Limited Partners and the Partnership. The General Partner shall be entitled to retain, at its own expense, advisers, experts or consultants to assist it in the exercise of its powers and the performance of its duties including entering into the Services Agreement.

9.7 Delegation. The General Partner may contract with any person to carry out any of the duties of the General Partner under this Agreement, and may delegate to such Person any power and authority of the General Partner hereunder, but no such contract or delegation will relieve the General Partner of any of its obligations under this Agreement, and no such contract shall be entered into by the General Partner unless the other party to the contract agrees to be bound by the provisions of this article 10 as if it, and not the General Partner, were referred to therein.

9.8 Commingling of Funds. The funds and assets of the Partnership shall not be commingled with the funds or assets of any other Person.

9.9 Insurance. The General Partner shall purchase and maintain, or cause to be purchased and maintained, in the name of the Partnership, liability, casualty and other insurance on the operations and assets of the Partnership of such types and coverages as are customary in Canada for the type of business to be carried on by the Partnership.


9.10 Reserves. The General Partner shall endeavour to maintain in the Reserve Account cash reserves for working capital and contingent liabilities, R&D and other appropriate items, in an aggregate amount deemed advisable by the General Partner.

9.11 Maintenance of Limited Liability. The General Partner will conduct the business and affairs of the Partnership in such a manner that, so far as possible, the liability of a Limited Partner will be limited to its Capital Contribution and share of the Partnership's undistributed income. To this end, all written contracts and other written instruments creating an obligation upon the Partnership will contain an acknowledgement that the liability of the Limited Partners will be limited to their Capital Contributions and respective shares of the Partnership's undistributed income.

9.12 Limitation of Liability. None of the officers, directors or employees of the General Partner shall be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partner for any action taken or failure to act on behalf of the Partnership within the scope of the authority conferred on the General Partner and its officers, directors or employees by this Agreement or by law unless such action or omission was performed or omitted fraudulently or in bad faith were constituted wanton and wilful misconduct or gross negligence.

9.13 Reimbursement of General Partner. The General Partner shall be entitled to reimbursement from the Partnership for all out-of-pocket expenses actually incurred by it in the performance of its duties in accordance with the terms of this Agreement.

9.14 Title to Property. The General Partner will hold title to the property of the Partnership for the benefit of the Partnership and will execute one or more declarations of trust in favour of the Partnership and cause each declaration to be delivered, filed or registered whenever and wherever the General Partner considers advisable for the protection of the interests of the Partnership.


                              ARTICLE 10- MEETINGS

10.1 Meetings. Meetings of the Partnership may be called at any time by the General Partner and shall be called by the General Partner at least once each calendar quarter or upon written request of any Limited Partner. All meetings shall be conducted in accordance with the provisions of this Agreement and shall be held in such place within Ontario as the General Partner or the requesting Limited Partner designates.

10.2 Notice. Notice of any meeting of Partners, stating the time, place and purpose of the meeting shall be given by the Partner calling the meeting to each of the other Partners at least ten days prior to the date of the meeting.

10.3 Quorum. At any meeting of the Partnership, a quorum shall consist of all Partners.

10.4 Voting Rights. Any question submitted to a meeting shall be decided by an Ordinary Resolution.

10.5 Conduct of Meetings. To the extent that the rules and procedures for the conduct of a meeting of Partners are not prescribed in this Agreement, such rules and procedures shall be determined by a representative of the General Partner who shall be the chairman of the meeting.

10.6 Effect of Resolutions. An Ordinary Resolution as required by this Agreement and passed at a meeting of the Partners (or consented to in writing by all of the Partners entitled to vote thereon) shall be binding on all the Partners and their respective heirs, executors, administrators, successors and assigns.


                    ARTICLE 11- WITHDRAWAL OF GENERAL PARTNER

11.1 Assignment of Interest. The General Partner may not sell, assign, transfer or otherwise dispose of its Interests except with the prior approval of all of the Limited Partners unless such assignment, transfer or disposition is in connection with and ancillary to a merger or amalgamation of the General Partner resulting in a surviving or continuing corporation which will thereupon act as General Partner in accordance with this Agreement.

11.2 Voluntary Resignation or Dissolution. So long as its resignation as General Partner or dissolution would not result in the dissolution of the Partnership, the General Partner may resign as General Partner or dissolve on not less than 180 days' written notice to all Limited Partners. Such resignation shall be effective and the General Partner shall cease to be General Partner upon the earlier of:

     (a)  the date specified in the notice; and

     (b)  the admission of a new General Partner by Ordinary Resolution.

11.3 Deemed Resignation. The General Partner shall be deemed to resign as the General Partner in the event of its bankruptcy, liquidation or winding-up (or the commencement of any act or proceeding in connection therewith which is not contested in good faith by the General Partner) or by the insolvency of the General Partner or by the appointment of a trustee, receiver or receiver and manager of the affairs of the General Partner or if a mortgagee or other encumbrancer shall take possession of the property or assets of the General Partner, or a substantial part thereof, or if levy or execution or any similar process shall be levied or enforced against the property or assets of the General Partner. Such resignation will be effective and the General Partner will cease to be the General Partner upon the earlier of:

     (a) 180 days after the Limited Partners are given notice in writing of the occurrences of such event or appointment; and

     (b)  the admission of a new General Partner by Ordinary Resolution.

11.4 Removal. The General Partner may be removed as the General Partner at any time by a Ordinary Resolution which shall also admit a new General Partner. The removal of the General Partner shall be effective upon the admission of the new General Partner.

11.5 Payment of Accounts. lf the General Partner is removed pursuant to section 11.4, or if the General Partner resigns or is deemed to resign pursuant to sections 11.2 or 11.3 and the Partnership is not required to be dissolved pursuant to article 12, the Partnership shall pay to the General Partner that has resigned or been removed the amount of any credit balance then in its capital account. Such payment shall be made to the General Partner that has resigned or been removed 30 days following the effective date of its resignation or removal. The General Partner that has resigned or been removed shall also be entitled to its allocation of net income or loss (pro rated on a daily basis to the effective date of such resignation or removal).

11.6 Transfer of Management. On the admission of a new General Partner to the Partnership, the General Partner that was removed or resigned will do all things and take all steps to transfer the administration, management, control and operation of the business of the Partnership and the books, records and accounts of the Partnership to the new General Partner and will execute and deliver all deeds, certificates, declarations and other documents necessary or desirable to effect such transfer.

11.7 Transfer of Title. On the resignation or removal of a General Partner and the admission of a new General Partner, the General Partner that has resigned or been removed will, at the cost of the Partnership, transfer legal title to the Partnership's property so such new General Partner and will execute and deliver all deeds, certificates, declarations and other documents necessary or desirable to effect such transfer.

11.8 Release. Upon the removal or resignation of the General Partner, the Partnership shall release and hold harmless the General Partner then resigning or being removed, from all claims, actions, costs, demands, losses, damages and expenses with respect to events which occur in relation to the Partnership after the effective date of such removal or resignation.

11.9 New General Partner. A new General Partner shall sign a counterpart of this Agreement and shall be bound by all of the provisions hereof and assume the obligations, duties and liabilities of the General Partner hereunder as and from the date the new General Partner becomes a party to this Agreement.


                    ARTICLE 12 - DISSOLUTION AND TERMINATION

12.1 Events of Dissolution. The Partnership shall be dissolved and its affairs wound up on the earliest of:

     (a)  the 50th anniversary of the day hereof;

     (b) the bankruptcy, making of an assignment for the benefit of creditors generally, dissolution or winding up of the General Partner, unless the General Partner is replaced by Ordinary Resolution within 60 days after such bankruptcy, assignment, dissolution or winding up;

     (c) an election to dissolve the Partnership approved by an Ordinary Resolution.

12.2 Receiver. The General Partner shall serve as the receiver of the Partnership if its dissolution is authorized pursuant to the provisions of paragraph (c) of section 12.1, provided that if the General Partner is unable or unwilling to act in such capacity, the Limited Partners shall appoint an appropriate Person to act as the receiver of the Partnership by Ordinary
Resolution.  lf the  dissolution  arises  pursuant to  paragraphs  (a) or (b) of section 12.1, the Limited Partners shall appoint an appropriate Person to act as the receiver of the Partnership by Ordinary Resolution.

12.3 Liquidation of Assets. As soon as practicable after the authorization of the dissolution of the Partnership. The receiver of the Partnership shall proceed diligently to wind up the affairs of the Partnership, and all assets of the Partnership shall be liquidated as promptly as is reasonably possible. During the course of such liquidation, the receiver of the Partnership shall operate the properties and undertaking of the Partnership and in so doing shall be vested with all the powers and authorities of the General Partner in relation to the business and affairs of the Partnership under the terms of this Agreement. The receiver of the Partnership shall be paid its reasonable fees and disbursements incurred in carrying out its duties.

12.4 Order of Distribution of Net Proceeds. The net proceeds from the liquidation of the assets of the Partnership shall be distributed in the following order of priority:

     (a) to pay the expenses of liquidation and the debts and liabilities of the Partnership to its creditors;

     (b) to provide for such reserves as the receiver of the Partnership may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership; and

     (c)  to the Limited Partners in the same manner provided in section 8.2.

12.5 Partition of Assets. In no event and under no circumstance shall a Partner be entitled, whether during the existence of the Partnership or after the commencement of the dissolution of the Partnership, to compel a partition, judicial or otherwise, of any of the assets of the Partnership or of its assets distributed to the Partners, either in kind or otherwise.

12.6 Termination of Partnership. The Partnership shall terminate when all of its assets have been disposed of and the net proceeds therefrom (after payment of or due provision for the payment of, all debts, liabilities and obligations of the Partnership to creditors) have been distributed as provided in this article.


                      ARTICLE 13- ACCOUNTING AND REPORTING

13.1 Books of Account. The General Partner shall keep and maintain, or cause to be kept and maintained, the full, complete and accurate books of account and records of the Partnership with respect to the Partnership's business and financial affairs at its principal place of business or elsewhere as the General Partner may consider advisable. Such books of account and records shall be retained by or on behalf of the General Partner for a minimum period of six (6) years.

13.2 Inspection of Books, Records and Business Activities. The General Partner will at all reasonable times and at the cost of the Partnership: (a) permit each Limited Partner and its representatives to examine all of the books of account, records, reports, documents, papers, and data of the Partnership; (b) permit each Limited Partner and its representatives to discuss the business, affairs, finances, accounts and any other matters relating to the business of the Partnership with its senior officers, accountants and other financial advisors, material suppliers and material customers; (c) permit each Limited Partner and its representatives to visit, inspect and have access to the property, assets and R&D activities of the Partnership; and (d) furnish each Limited Partner and its representatives with any information reasonably requested regarding its business, affairs, R&D activities, finances, accounts and any other matters relating to the business of the Partnership.

13.3 Quarterly Reports. Within 35 days after the end of each fiscal quarter, the General

Partner shall send to each Limited Partner:

     (a)  a balance sheet (which need not be audited);

     (b)  a statement of operations (which need not be audited);

     (c)  statements   (which  need  not  be  audited)  of  Cash  Available  for
          Distribution;

     (d) a statement describing the amount of all fees and other compensation and distributions paid by the Partnership for such quarter to the General Partner and the Manager; and

     (e) a report of the activities of the Partnership during such fiscal quarter including those items reasonable requested by the Limited Partners..

13.4 Annual Reports. Within 120 days after the end of each fiscal year, the General Partner shall send to each Limited Partner a report containing:

     (a) a balance sheet as of the end of such fiscal year and statements of operations, Partners' equity and changes in financial position for such fiscal year, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditors' report containing an opinion of the auditors of the Partnership who may be appointed by the General Partner, from time to time;

     (b) statements (which need not be audited) showing the Cash Available for Distribution distributed to the Limited Partners during such fiscal year; and

     (c) a report summarizing the fees and other remuneration paid by the Partnership for such fiscal year to the General Partner and the Manager.

13.5 Finance Personnel. If Nafund has any concern, acting reasonably, that the Partnership's or the General Partner's financial controls are not adequate, Nafund shall have the right, acting reasonably, to appoint accounting or finance personnel to be retained by and at the cost of the Partnership who shall adopt accounting and reporting standards as specified by the accounting or finance personnel.


                        ARTICLE 14- TRANSFER OF INTERESTS


14.1 Transfers of Interests. Except as expressly permitted or required under this Agreement, a Partner shall not Transfer any of its Interest except to a Permitted Transferee of such Partner or if it receives unanimous consent of all of the Partners. A change in Control of a corporate Partner shall be deemed to be a Transfer by such Partner of its Interest. A Partner may not Transfer any of its Interest unless the transferee(s) of such Interest enters into an agreement agreeing to be bound by the terms of this Agreement

14.2 Withdrawal. A Limited Partner may withdraw from the Partnership only by the Transfer of its Interest as specified in this article. The withdrawal of a Limited Partner shall not dissolve or terminate the Partnership. The General Partner shall refuse to permit the recording of any Transfer of Interest that may have been otherwise than in accordance with the provisions of this agreement. Any Transfer of Interest in violation of this Agreement shall be void.

14.3 Right of First Refusal and Piggy Back Right

     (a) Subject to sections 14.1 and 14.4, if any Limited Partner (the "Vendor") receives a Third Party Offer to purchase for cash on closing all of its Interest which the Vendor wishes to accept, the Vendor shall, by written notice (the "Offer") to the other Limited Partners (the "Offerees"), offer to sell to the Offerees all of its Interest (the "Purchased Interest") at the price per unit and on the same terms and conditions as contained in the Third Party Offer. The Offer shall be open for acceptance by the Offerees for a period of thirty (30) days from the date of receipt of the Offer. If an Offeree (the "Purchaser") wishes to accept the Offer, the Purchaser shall provide a written notice of acceptance (i) accompanied by evidence that it has made adequate arrangements to ensure that the required funds will be available to make payment in full on the date of closing for all of the Purchased Interest, and (ii) agreeing that the closing shall occur thirty (30) days after the expiry of the period for acceptance of the Offer. If the Offer is accepted by only one Purchaser, the Vendor shall sell and the Purchaser shall purchase the Purchased Interest upon the terms and conditions contained in the Offer. If there is more than one Purchaser, the Vendor shall sell and each Purchaser shall purchase its pro rata number of the Purchased Interest (which for these purposes is the proportion which each Purchaser's Percentage Interest is of the aggregate Interests held by the Purchasers) upon the terms and conditions contained in the Offer.

     (b) If during the 30 day period for acceptance, no Offeree has accepted the Offer, the Vendor shall be entitled at any time until the date which is ninety (90) days following the date of the Offer to sell the Purchased Interest pursuant to the Third Party Offer. If the Purchased Interest is not sold within the 90-day period, no sale of the Purchased interest may be made without the Vendor again complying with the terms of this section and so on from time to time.

     (c) If at any time after first complying with paragraph (a), Avante is entitled and proposes to sell its Interest to a Third Party under paragraph (b), Avante shall, at least twenty (20) days prior to the completion of the sale to the Third Party, obtain from the Third Party a bonafide offer (the "Piggy-back Offer") addressed to the Investors to purchase all of the Interests held by the Investors, at the same price and on the same terms and conditions as contained in the offer from the Third Party. The Piggy-back Offer shall be open for acceptance in writing by the Investors for a period of fifteen (15) days from the date of receipt of such offer. If the Piggy-back Offer is accepted by the Investors, the Investors shall sell and the Third Party shall purchase the Investors' Interests upon the terms and conditions contained in the Piggy-back Offer and concurrently with the purchase and sale of Avante's Interest to the Third Party.

14.4 Drag Along Right. Notwithstanding section 14.3, if any Limited Partner receives a Third Party Offer for the purchase of all of the Interests and Partnership Debt of the Partnership (or a proposal to complete an asset sale or other transaction having a similar effect as a sale of all of the Interests and Partnership Debt), the recipient shall send a copy to the General Partner within five days of receipt who shall then distribute copies to all of the Limited Partners. If the Third Party Offer is based on a value of the Partnership of at least five times EDITDA of the Partnership for the 12 months immediately preceding the date of the Third Party Offer (calculated in accordance with GAAP), then any Limited Partner wishing to accept the Third Party Offer (the "Selling Holder") shall have the right to require each of the other Limited Partners (the "Offerees") to sell all of their Interests to the Third Party pursuant to the Third Party Offer by giving written notice (the "Drag Along Notice") to the Offerees together with a copy of the Third Party Offer. Upon receipt of the Drag Along Notice, the Offerees shall be obliged to sell all of their Interests pursuant to the Third Party Offer concurrently with the sale by the Selling Holder of all of its Interest.

14.5 Partnership Debt. The Partners agree that any offer made under this Article 14 to purchase all of the Interests of an Investor shall include an offer to purchase all of its Partnership Debt.

14.6 Time of Transfer. A Transfer shall be effective only upon the filing and recording of an amendment to the Declaration as required by the Act, and shall be entered on the register of the Limited Partners with effect as of the date of such filing and recording.

14.7 Deemed Consent. Where a transferee is otherwise entitled to become a Limited Partner under this Agreement, all Partners shall be deemed by the execution of this Agreement to consent thereto and to authorize the assignor to constitute the assignee a substituted Limited Partner without the need of any further act of the Partners.

14.8 Amendment of Declaration of Partnership. Forthwith upon receipt of any comrnunication from any Limited Partner requiring the filing of an amendment to the Declaration, the General Partner shall promptly prepare, file and record an amendment to the Declaration.

14.9 Permitted Transfer. Synx shall have the right to grant a security interest in its Interest to any financial institution in connection with a bona fide borrowing, as security for any obligation or liability to or guarantee in favour of such financial institution.


                 ARTICLE 15- NON-COMPETlTION AND CONFIDENTIALITY


15.1 Confidentiality. All Confidential Information shall remain the exclusive property of the Partnership. Subject to section 15.2, each Partner agrees that during the term of this Agreement and at any time thereafter, other than as may be required by law, it shall not divulge any Confidential Information to any person (except officers, employees and advisors of the Partners who need to know the Confidential Information) and shall not use the Confidential Information for any purpose whatsoever, except for the exclusive benefit of the Partnership, provided that if, pursuant to this Agreement, any Partner is entitled to sell any its Interest to a third party, such Partner shall be entitled to deliver to prospective purchasers such information including Confidential Information as is necessary or desirable to effectively consummate a transaction provided that such purchasers execute a confidentiality agreement in favour of the Partnership containing standard terms and conditions, which confidentiality agreement shall be approved by the Partnership. Upon request by the Partnership, each Partner shall, as soon as reasonably possible, return or destroy any Confidential Information in their possession.

15.2 Exceptions. Notwithstanding any restrictions that may be applicable to the contrary, a Partner may disclose Confidential Information if:

     (a) such disclosure is required to be made by any law, regnlation, government body (including, for greater certainty, any securities legislation or stock exchange) or by court order; or

     (b) such disclosure is made by the Investors or Avante in the course of discussing the affairs of the Partnership with members of its investment committee, investment advisor or administrator, or its investors or potential investors, provided that such persons agree to treat the information as confidential.

15.3 Non-Solicit. Each Partner covenants and agrees that it will not, without the prior written consent of each of the other Partners, while a direct or indirect partner of the Partnership and for a period of two years thereafter, either directly or indirectly:

     (a) solicit any manufacturers, suppliers, contractors, customers or distributors of the Partnership or endeavour to entice away from the Partnership any such Person or otherwise interfere with the relationship between such Person and the Partnership for the purposes of competing with the Partnership; and

     (b) offer employment to or endeavour to entice away from the Partnership any Person who was employed by the Partnership on the date upon which the Partner ceases to be a direct or indirect partner of the Partnership.

15.4 Non-Compete.

     (a) Avante covenants and agrees that it will not, while a direct or indirect partner of the Partnership and for a period of two years thereafter, directly or indirectly, carry on or be engaged in or concerned with any business which is the same or similar to the Partnership Business and which competes with the Partnership, within those countries in which the Partnership is then carrying on the PartnershipBusiness. Notwithstanding anything stated herein to the contrary, Avante's current business shall never be construed as being competitive with the Partnership Business.

     (b) Each of the Investors covenants and agrees that it will not, while a direct or indirect partner of the Partnership and for a period of two years thereafter, directly or indirectly, carry on or be engaged in or concerned with any business which manufactures a product or system with functionality similar to the Secure 7/24 Intellectual Property (as defined in the Purchase Agreement).

15.5 Enforcement. In the event that any covenant contained in this article or portion of any such covenant should be unenforceable or be declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of the covenants and such unenforceable or invalid portions shall be severable from the remainder of this agreement. Each Partner hereby acknowledges and agrees that all restrictions contained in this article are reasonable and valid and all defences to the strict enforcement thereof by the Partnership and/or the other Partners are hereby waived by each of them.

                       ARTICLE 16- AMENDMENT OF AGREEMENT

16.1 Amendment. This Agreement may be amended in writing by the General Partner:

     (a)  with the authorization and consent of all of the Limited Partners; or

     (b)  without prior notice to or consent from any Limited Partner:

          (i) for the purpose of adding to the agreement any further covenants, restrictions, deletions or provisions which, in the written opinion of counsel to the Partnership, are for the protection of the Limited Partners,

          (ii) to cure any ambiguity or to correct or supplement any provisions contained herein which, in the written opinion of counsel to the Partnership, are defective or inconsistent with any other provision contained herein, provided that, in the written opinion of such counsel, the cure, correction or supplemental provision does not and will not adversely affect the interests of any Limited Partner,

          (iii)to make such other provisions in regard to matters or questions which may arise under this Agreement which, in the written opinion of counsel to the Partnership, do not and will not adversely affect the interests of any Limited Partner, or

          (iv) to reflect the addition of a new Limited Partner as provided for in this Agreement.


                     ARTICLE 17- GENERAL CONTRACT PROVISIONS

17.1 Beneficial holders. The Partners acknowledge that Nafund may hold a portion of its Interest and/or Partnership Debt in trnst for beneficial holders to be determined, and that for all purposes of this Agreement, any reference to Nafund or a Limited Partner shall be deemed to include such beneficial holder. Nafund agrees that if it holds any such portions on behalf of itself and more than one other beneficial holder, it shall provide on behalf of the Partnership to each of such beneficial holders, at least four days prior to same becoming a beneficial holder, an information statement substantially similar to Form 45-501F3 of Ontario Securities Commission Rule 45-501 -- Exempt Distributions, and if Nafund holds any such portions on behalf of itself and one other beneficial holder, it shall provide notice thereof to the other Partners and the Partnership.

17.2 Notice. Any notice or other communication required or permitted to be given or made hereunder will be sufficiently given or made for all purposes if delivered personally or by registered mail, postage prepaid, or by facsimile transmission, addressed as follows:

     (a) if to the General Partner, to the principal place of business of the Partnership; and

     (b) if to a Limited Partner, to the address of the Limited Partner as it appears on the register of Limited Partners.

All notices shall be deemed to have been received when delivered or transmitted (provided that if a notice is transmitted on a non-business day or after 5:00 p.m. on a business day it shall be deemed to have been received on the next business day) or, if mailed, five days after 12:01 a.m. on the day following the day of the mailing thereof. All notices shall be given by personal delivery or by facsimile transmission during any period that regnlar mail service is intermpted by strikes or other irregularities.

17.3 Change of Address. A Limited Partner may change its address by giving written notice of such change to the General Partner, and the General Partner may change its address by giving written notice thereof to each Limited Partner.

17.4 Severability, if any article, section or any portion of any section of this Agreement is determined to be unenforceable or invalid by arbitration or by the decision of any court of competent jurisdiction which is not appealed or appealable, for any reason whatsoever, that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid article, section or portion thereof shall be severed from the remainder of this Agreement.

17.5 Governing Law. This Agreement and its application and interpretation shall be governed and construed in accordance with the laws of the Province of Ontario, except in such cases and to such extent as the laws of another jurisdiction shall necessarily control. Each Partner irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

17.6 Further Assurances. Each Partner shall execute, with acknowledgement if required, and deliver any and all documents and writings and do all things necessary or expedient in the creation of this Partnership and the achievement of its purposes.

17.7 Counterparts. This Agreement may be executed (by fax or original) in counterparts and all counterparts shall constitute one and the same agreement.

17.8 Time. Time shall be of the essence hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

17.9 Costs. Except as otherwise provided in this Agreement, each Partner shall be responsible for its own fees, expenses and other costs incurred in connection with the preparation, execution and delivery of this Agreement.

17.10 Binding Effect. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and enure to the benefit of the Partners, their respective heirs, executors, administrators, committees and legal personal representatives, and to the extent permitted by this Agreement, their respective successors and assigns.

17.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any parties rely upon or regard as material, any representation or writing not incorporated herein and made a part hereof.

IN WITNESS WHEREOF this Agreement is executed on the date first above written.




Avante Security Inc.

By:



Nafund Inc.

By:

3077118 Nova Scotia ULC

By:


Secure 724 GP Ltd.

By:

                                   Schedule A


First Set of Milestones -- to be completed no later than 9 months after the Closing Date

     o Complete the design and manufacture the new housing for the 724 Comrnunicator board (Basic Secure 724 technology)

     o Complete beta version of Secure 724 Interactive technology (ie two way communication between pager and board)

     o Complete beta version (software and hardware) extending 724 Communicator board to support two serial port functions (the "Port Functions"): direct RS232 serial linking with GPS device and X10. X10 entails the ability for the RIIVI pager to control home automation via the X10 line carrier technology available through retail stores. The GPS technology entails the ability of a 724 Interactive board to transmit X, Y and Z co ordinates to the wireless 724 modem for tracking features.

     o Complete Microsoft based beta version of software enabling 724 Communicator boards to be programmed and used remotely via a Windows based computer or through the internet (as opposed to a PDA) (collectively, "Remote Access Technology")


Second Set of Milestones -- to be completed no later than 18 months after the Closing Date

     o    Complete   version  of  Remote  Access   Technology  to  be  generally
          distributed to the public

     o Complete version of Secure 724 Interactive technology to be generally distributed to the public

     o Complete version of Port Functions to be generally distributed to the public

     o Complete beta version of software extending at least 4 functions of 724 technology to GPRS network. (Requires alteration of the board design to accommodate the GPRS radio and programming of the software to allow for receipt and transmission of signals on the GPRS network.)

     o    Update and improve 724 technology in response to customer feedback

     o Investigate possibility of extending 724 technology to support two communication on the IX (Bell Mobility) network (would require hardware and software development). Prepare cost and timing estimates.

                             Form of Promissory Note


                                      Date:

                                     Amount:

     FOR VALUE RECEIVED Secure 724 LP (the "Borrower") does hereby promise to pay, at the times specified herein, to ** (the "Lender") the principal sum of ** Dollars ($**) (the "Principal") together with interest on the amount of the Principal from time to time outstanding, calculated and compounded monthly from the date hereof, at the rate of 4% per annum before, and at the rate of 8% per annum after, maturity, default and judgment.

     The Principal and any accrued but unpaid interest shall be repaid as follows:

     (a) at the end of each fiscal quarter of the Borrower, first, any accrued but unpaid interest, and second, any Principal outstanding, to the extent that the Borrower has Cash Available For Distribution (as defined in the Partnership Agreement between, among others, Avante Security Inc. and Nafund Inc. dated May 29, 2003) and in the manner set out in section 8.2 of the Partnership Agreement; and

     (b) three years from the date hereof, all Principal outstanding and any accrued and unpaid interest thereon.

     Notwithstanding any other provision of this note to the contrary, the outstanding Principal and any accrued and unpaid interest thereon shall immediately become due and payable upon the occurrence of any of the following events:

     (a) the failure to pay or perform any obligations, liabilities or indebtedness owed by the Borrower to the Lender under this note as and when due or upon demand;

     (b) the insolvency of the Borrower or the appointment of a receiver, manager, trustee, or liquidator for any of the property of the Borrower or an assignment for the benefit of the Borrower's creditors;

     (c) the institution of a proceeding in bankruptcy against the Borrower, whether involuntary or voluntary, or the institution of proceedings by the Borrower to obtain relief against its creditors;

     (d) the failure of the Borrower to pay within five days following a written notice of default from the Lender, any Principal or interest which is not paid when due hereunder;

     (e) there is a change in the business of the Borrower which could be reasonably expected to materially and adversely affect the value of the Borrower, its assets or its ability to pay any amounts owing to the Lender under this or any other obligation as and when due; or

     (f) any default occurring under any security agreement relating to this note.


     Where a default occurs, the Borrower shall pay all costs incurred by the Lender in enforcing and collecting upon this note, including all legal costs incurred by Lender.

     The Borrower shall have the right to prepay at any time or times the whole or any part of the balance of the Principal from time to time outstanding, together with interest accrued thereon to the date of such payment without notice, bonus or penalty.

     All payments of Principal and interest shall be made in the currency, and at the place and times specified by the Lender.

     Upon payment by the Borrower, its successors or assigns of the Principal outstanding and all interest due hereunder, the Lender shall deliver up this note to the Borrower, its successors or assigns.

     This note and every part hereof shall be binding upon the Borrower, its successors and permitted assigns and shall enure to the benefit of and be enforceable by the Lender and its successors and assigns. The Borrower may not assign this note without the written consent of the Lender. Upon written notice to the Borrower, the Lender may assign this note without the consent of the Borrower to any party including, without limitation, any financial institution of the Lender.

     The Borrower hereby waives presentment for payment, notice of non-payment, protest and notice of protest and does hereby consent to all extensions and renewals thereof, without notice.

     This note shall be governed by and construed in accordance with the laws of the province of Ontario.

        DATED this   day of    20
                                  --

SECURE 724 LP

by its General Partner

Secure 724 GP Ltd.


By:_________